UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 4, 2003

                          COMMISSION FILE NO.:  0-32885


                            THE EXPERIENTIAL AGENCY, INC.
                             ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                    NEVADA                                 88-0471263
---------------------------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


                 308 WEST ERIE, FLOOR 2, CHICAGO, ILLINOIS 60610
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 397-9100
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


                              SYNREAL SERVICES CORP.
                           600-890 WEST PENDER STREET
                        VANCOUVER, B.C., CANADA V6C 1J9
                        -------------------------------
                            (FORMER NAME AND ADDRESS)

This amended Form 8-K is being filed to provide audited financial statements and pro forma information and to reflect a name change to The Experiential Agency, Inc. Unless otherwise stated, disclosures relating to shares of common stock do not reflect the 13:1 forward stock split.

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

     As a result of the acquisition of G/M Productions, Inc., an Illinois corporation ("GMP" or the "Company"), the control of the Registrant shifted to the former shareholders of GMP. In addition, Frank Goldstin entered into a stock purchase agreement with Brian Chelin and Jennifer Wallace whereby Mr. Goldstin acquired 1,000,000 shares of the Registrant's common stock. Mr. Goldstin subsequently transferred 68,000 shares to LSC Associates, LLC and 12,000 shares to JJK and Associates. The following individual will exercise control over the Registrant:

     Name                   No. of shares                   Percentage
--------------             -------------                    ----------
Frank Goldstin               2,547,693                         64.2%


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

     On December 4, 2003, the Registrant acquired 100% of the issued and outstanding shares of GMP in exchange for 1,769,231 shares of the Registrant's common stock. In addition, Frank Goldstin entered into a stock purchase agreement with Brian Chelin and Jennifer Wallace whereby Mr. Goldstin acquired 1,000,000 shares of the Registrant's common stock for $225,000. Mr. Goldstin subsequently transferred 68,000 shares to LSC Associates, LLC and 12,000 shares to JJK and Associates. After the issuance of shares to the GMP shareholders, there will be 3,969,231 shares of the Registrant's common stock outstanding.

DESCRIPTION OF THE BUSINESS

     GMP is a leading provider of event services for corporations, associations and other organizations in the United States and abroad. GMP offers these services to its clients on an outsourced basis. During the fiscal year ended December 31, 2002, GMP planned and executed over one hundred (100) events that were attended by more than an aggregate of twenty-five thousand (25,000) people in the United States and foreign markets. These events took place in the following cities:

     Domestic
     --------

     Boca Raton, Florida                    New York, New York
     Cambridge, Massachusetts               Orlando, Florida
     Chicago, Illinois                      Ozarks, Missouri
     Cleveland, Ohio                        Palm Beach, Florida
     Lake Geneva, Wisconsin                 Phoenix, Arizona
     Las Vegas, Nevada                      Santa Barbara, California
     Los Angeles, California                Washington, DC
     Naples, Florida

     International
     -------------

     Frankfurt, Germany
     Zurich, Switzerland

     During the 2003 fiscal year, GMP opened new offices in New York and Los Angeles, as discussed in more detail in "Description of Property," to better serve these markets. GMP also developed a vertically integrated infrastructure to offer clients a single source solution to their business communications and event management needs. The Company offers a wide range of services that encompass the major aspects of the event process including general management, concept creation, content creation and execution. The Company believes that the depth and breadth of the services that it offers through this infrastructure gives it a competitive advantage in an industry in which most vendors offer a limited set of services.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

     GMP offers a wide range of services in the event planning process including general management, concept creation, content creation, and execution. The
Company earns most of its revenue from event services fees that it charges clients regarding the following general service areas:

-     Event Marketing
-     Design and production
-     Meetings, Conferences and Trade Shows
-     Entertainment and Show Production
-     Business Theater & General Sessions
-     Mobile Marketing
-     Audio/Visual Production
-     Destination Management

     GMP earns a management fee when it provides general management services. In some cases, all or a part of the management fee may be supplemented by an income sharing arrangement with the client. GMP earns fees on a fee-for-services basis when it undertakes business communications projects.

     GMP also earns fees payable in advance based on the spread between its cost and the cost that it charges its clients for leasing exhibition space, equipment rentals, sponsorships, and ticket sales.

     The following is a more detailed description of the services that GMP provides through its vertically integrated infrastructure:

GENERAL MANAGEMENT SERVICES

     GMP offers general management services that provide its clients with centralized coordination and execution of the overall event. In connection with providing general management services, GMP utilizes an executive producer responsible for overseeing the production of an event or exhibition. The executive producer coordinates the services that GMP provides for the client. Specifically, GMP provides the following general management services:

-     Project oversight
-     Budget oversight
-     Quality assurance and control
-     Project funding and sponsorship development
-     Project control and accountability
-     Event promotion and marketing creation
-     Schedule management
-     Fulfillment provider management

     CONCEPT CREATION

     GMP works with a client to craft the client's message, identify the best means of communicating that message, and develop cost-effective creative solutions. Specifically, GMP provides the following concept creation services:

-     Client needs and goals determination
-     Market research to support message creation and communication
-     Message content design
-     Media selection
-     Initial project pricing and budgeting

     CONTENT CREATION

     After the concept for an event is created, GMP professionals work to develop and produce the client's message. Specifically, GMP provides the following content creation services:

-     Speech composition
-     Speaker support-graphics creation
-     Audio/Video production
-     Digital media creation
-     Collateral materials design and distribution
-     Entertainment and speaker scripting and booking
-     Theme and staging design

     EXECUTION

     GMP uses internal resources to execute an event, however, as the clients' needs dictate, GMP can structure its role so that it is transparent to attendants at the event. Specifically, GMP provides the following execution services:

-     On-site quality and logistics control
-     Hotel and venue coordination and buying
-     Transportation management
-     Security coordination
-     Exhibition space telemarketing
-     Hospitality management
-     Registration management
-     Cash and credit card payment management
-     Entertainment coordination
-     Tour program design
-     Permit and approval procurement
-     Food and beverage management

     Fulfillment is the last stage in the event process. It includes the actual provision of services such as catering, registration, transportation rental, audio and visual equipment rental, decoration rental and temporary on-site labor. GMP offers fulfillment services using either internal resources or third party vendors as determined on an event-by-event basis.

COMPETITIVE BUSINESS CONDITIONS

     The Company competes primarily with a large number of local and regional firms that also provide business communications and event management services. The Company also competes with specialized vendors such as production companies, meeting planning companies and destination logistics companies. These primary competitors and specialized vendors, however, provide a limited range of services relative to the services that GMP provides. GMP competes in its market based on service breadth, quality, creativity, responsiveness, geographic proximity to its clients and price.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

     GMP is not dependent on any one single customer or a few major customers. The Company's client list is comprised of a diverse mix of corporations, associations, universities and governmental entities.

PATENTS, TRADEMARKS & LICENSES

     GMP has applied for the proprietary trademark, "The Experiential Agency(TM)." The Company also owns the following internet domain names:

-     gmproductions.com
-     www.gmproductions.com
-     www.gmprodutions.net
-     www.expagency.com
-     www.experientialagency.com

     The Company does not own any patents or licenses related to its products or services.

NEED FOR GOVERNMENTAL APPROVAL

     The Company is not required to obtain government approval to provide its products or services.

RESEARCH & DEVELOPMENT OVER THE PAST TWO YEARS

     The Company has not spent any time conducting research and development with respect to its products or services.

EMPLOYEES

     As of September 30, 2003, the Company had twelve (12) full-time employees. The number of part-time employees varies depending on the events being produced by the Company on behalf of its clients at any given time.

     The Company is not a party to any collective bargaining agreement with a union. From time to time, however, the Company does independently contract with, or hire, union personnel during the production of a particular meeting or event. The Company considers itself to have good relations with its employees and independent contractors.

DESCRIPTION OF PROPERTY

     GMP's corporate headquarters are located in Chicago, Illinois. In March 2000, the Company entered into a five-year lease of approximately 6,600 square feet of office space for its corporate headquarters. The Company's current lease commitment is $12,600 per month plus the obligation to pay utilities. The lease provides for a two-year renewal option.

     The Company recently opened an office in New York City. The Company subleases this office space from Thom Filicia, Inc. on a month-to-month basis. The Company's current sublease commitment is $1,250 per month plus the obligation to pay utilities.

     The Company also recently opened an office in Los Angeles, California. On May 13, 2003, the Company entered into a six-month sublease for this office space from IMAX, Inc. The Company's current sublease commitment is $700 per month plus the obligation to pay utilities.

LEGAL  PROCEEDINGS

     On April 10, 2003, Tribesoft, LLC (the "Tribesoft") filed a lawsuit for breach of contract in the amount of $7,572 against the Company styled Tribesoft,
                                                                      ----------
LLC v. GM Productions, Inc., in the Circuit Court of Cook County, Illinois, Case
---------------------------
number 2003-M1-123156. The Company filed a counter-claim for non-performance seeking $7,500. The Company entered into a contract with Tribesoft under which Tribesoft was to provide web site development services for the Company. The Company paid Tribesoft $7,500, however, Tribesoft did not develop the website as required by the contract. Tribesoft invoiced the Company an additional $7,572. The Company refused to pay the invoice. We believe that we have a meritorious defense and counterclaim. We intend to vigorously defend the action and pursue our counterclaim.

RELATED  PARTY  TRANSACTIONS

     There are no transactions between the Company and its officers, directors or shareholders that own more than a 5% beneficial interest in the Company.

RISK  FACTORS

     Reliance on Key Management. The success of the Company depends upon the personal efforts and abilities of Frank Goldstin, the Company's Chief Executive Officer, and other senior management of the Company. The Company's ability to operate successfully and manage its potential growth depends on its ability to attract and retain highly qualified technical, managerial, sales, marketing and financial personnel. The Company faces competition for qualified personnel in these areas. The Company cannot be certain that it will be able to attract and retain qualified personnel. The Company plans to enter into an employment contract with Frank Goldstin in the near future. The Company's key employees, including those with employment or consulting agreements, may voluntarily terminate their employment at any time. The loss of Mr. Goldstin or other key employees or the Company's inability to hire and retain additional qualified personnel in the future could have a material adverse effect on the Company's business and operations.

     Competition. The event production industry is highly competitive and fragmented. The Company competes in each of its markets with numerous national, regional and local event production companies, many of which have substantially greater financial, managerial and other resources than those presently available to the Company. No assurance can be given that the Company will be able to effectively compete with these other companies. In the event that the Company cannot effectively compete on a continuing basis, such inability to compete will have a material adverse effect on the company's business and operations.

     Dependence Upon External Financing. It is important that we obtain debt and/or equity financing of approximately $3,000,000 to pursue our business strategy of acquisitions. If we are unable to obtain debt and/or equity financing upon terms that our management deems sufficiently favorable, or at all, it would have a materially adverse effect upon our ability for growth pursuant to our business strategy.

ITEM  5.          OTHER  EVENTS

     On December 4, 2003, Frank Goldstin entered into a stock purchase agreement with Brian Chelin and Jennifer Wallace whereby Mr. Goldstin acquired 1,000,000 shares of Registrant's common stock for $225,000. Mr. Goldstin transferred 68,000 shares to LSC Associates, LLC and 12,000 shares to JJK and Associates.

     As a result of the acquisition of GMP and the change in focus of the Registrant's business, , the former directors and officers of the Registrant resigned and Frank Goldstin became the Registrant's sole Director, Chief Executive Officer, Treasurer, and Secretary. Effective February 2, 2004, the Registrant changed its name to The Experiential Agency, Inc., affected a 13:1 forward stock split, and reauthorized One Hundred Million (100,000,000) shares of common stock with a par value of $0.001 per share as reflected by articles of amendment filed with the Nevada Secretary of State. Upon changing its name, the Registrant now trades under the stock symbol EXAG.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

Financial  statements  for  GMP  Productions,  Inc.

(a)     Financial  Statements  of  Business  Acquired

Pollard-Kelley Auditing Services, Inc.
Auditing Services
3250 West Market St, Suite 307, Fairlawn, OH 44333 330-864-2265


The  Experiential  Agency,  Inc.
and  Subsidiary

We have audited the Consolidated Balance Sheet of The Experiential Agency, Inc. and subsidiary, as of December 31, 2003 and 2002 the related Consolidated Income Statement, Consolidated Statement of Stockholders' Equity, and Consolidated Statement of Cash Flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on those financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Audits include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referenced above present fairly, in all material respects, the financial position of The Experiential Agency, Inc. and subsidiary as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles accepted in the United States of America.




Terance  L.  Kelley
January  23,  2004
Fairlawn,  Ohio


THE EXPERIENTIAL AGENCY
CONSOLIDATED BALANCE SHEETS
December 31, 2003 and 2002


                                               2003        2002
                                            ----------  ----------
          ASSETS
Current Assets
     Cash                                  $ 306,500   $ 103,139
     Accounts receivable                     181,619     194,983
     Officer's loans receivable              319,129     292,728
                                            ----------  ----------
       Total Current Assets                  807,248     590,850

Fixed Assets
     Equipment                                74,936      74,936
     Furniture and fixtures                   48,978      48,978
                                            ----------  ----------
                                             123,914     123,914
     Less accumulated depreciation          (118,530)   (115,170)
                                            ----------  ----------
                                               5,384       8,744
                                            ----------  ----------

                                           $ 812,632   $ 599,594
                                            ==========  ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable                      $  34,246   $  22,500
     Accrued payroll                          57,041      25,667
     Accrued taxes                            66,127      93,512
     Unearned revenue                              -     138,000
     Line of credit                          200,000      50,000
     Current portion of long term debt        83,652      78,981
                                            ----------  ----------
       Total Current Liabilities             441,066     408,660

Long-term Debt
     Note payable                            210,884     294,536


Stockholders' Equity
     Common stock                             52,600       1,000
     Additional paid in capital              448,400           -
     Retained deficit                        (90,318)   (104,602)
     Stock  subscription receivable         (250,000)          -
                                            ----------  ----------
                                             160,682    (103,602)
                                            ----------  ----------

                                           $ 812,632   $ 599,594
                                            ==========  ==========



See accompanying notes to financial statements.


THE EXPERIENTIAL AGENCY
CONSOLIDATED INCOME STATEMENT
For the Years Ended December 31, 2003 and 2002



                                                2003          2002
                                            ------------  ------------
Revenues
     Sales                                  $ 5,468,895   $ 3,616,552

Cost of goods sold
     Direst production costs                  3,388,816     2,326,406
                                            ------------  ------------

Gross profit                                  2,080,079     1,290,146

Administrative expense                        2,024,362     1,365,429
                                            ------------  ------------

Income from operations                           55,717       (75,283)

Other income and expenses
    Interest income                                (750)       (1,561)
    Other expenses                               42,183         1,416
                                            ------------  ------------
                                                 41,433          (145)
                                            ------------  ------------

Net Income (Loss)                           $    14,284   $   (75,138)
                                            ============  ============

Earnings (loss) per share                   $         -   $         -

Average shares outstanding                   37,383,336    35,987,003



See accompanying notes to financial statements.


THE EXPERIENTIAL AGENCY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2003 and 2002

                                                           Additional                Stock
                                     Common Stock           Paid-in   Retained   Subscription
                                        Shares    Amount    Capital    Deficit     Receivable     Total
                                     ----------  -------  ---------  ----------  ------------  ----------
Balance January 1, 2002                  1,000  $ 1,000  $      -   $ (29,464)  $         -   $ (28,464)

     Net loss                                -        -         -     (75,138)            -     (75,138)
                                     ----------  -------  ---------  ----------  ------------  ----------

Balance December 31, 2002                1,000    1,000         -    (104,602)            -    (103,602)

     Merger with Synreal Services    2,200,000    2,200    62,800     (65,000)            -           -
     Exchange of private Company's
       stock -net                    1,768,231      769      (769)          -             -           -
     Recapitalization                                 -   (65,000)     65,000             -           -

     13:1 forward stock split       47,630,772   47,631   (47,631)          -             -           -
     Subscription of stock           1,000,000    1,000   499,000           -      (250,000)    250,000
     Net income                              -        -         -      14,284             -      14,284
                                     ----------  -------  ---------  ----------  ------------  ----------

Balance December 31, 2003           52,600,003  $52,600  $448,400   $ (90,318)  $  (250,000)  $ 160,682
                                     ==========  =======  =========  ==========  ============  ==========


See accompanying notes to financial statements.


THE EXPERIENTIAL AGENCY
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Years Ended December 31, 2003 and 2002


                                                        2003        2002
                                                     ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss) for the year                 $  14,284   $ (75,138)
     Adjustments to reconcile net earnings to net
      cash provided (used) by operating activities:
       Depreciation                                     3,360       5,355
     Changes in Current assets and liabilities:
       Decrease in Accounts receivable                 13,364     241,244
       (Increase) Decrease in Officers loans          (26,402)    112,787
       Increase (decrease) in Accounts payable         11,746     (39,500)
       Increase in Accrued payroll                     31,375       1,041
       (Decrease) increase in Accrued taxes           (27,385)     70,012
       (Decrease) in Unearned revenue                (138,000)   (254,000)
                                                     ----------  ----------

NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES                               (117,658)     61,801

CASH FLOWS FROM INVESTING ACTIVITIES                       -           -

CASH FLOWS FROM FINANCING ACTIVITIES
     Sale of common stock                             250,000           -
     Increase in Line of credit                       250,000     535,000
     Payments on Line of credit                      (100,000)   (825,000)
     Increase in Long - term debt                           -     344,368
     Payments on Long - term debt                     (78,981)   (104,184)
                                                     ----------  ----------

       NET CASH USED BY
          FINANCING ACTIVITIES                        321,019     (49,816)
                                                     ----------  ----------

NET INCREASE (DECREASE) IN CASH                       203,361      11,985
CASH AT BEGINNING OF YEAR                             103,139      91,154
                                                     ----------  ----------
CASH AT END OF YEAR                                 $ 306,500   $ 103,139
                                                     ==========  ==========


See accompanying notes to financial statements.

                     THE EXPERIENTIAL AGENCY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

HISTORY
-------

The Company was incorporated on August 29, 1991 as Goldstin/Mercola Productions, Inc. in Illinois. On January 4, 1993 the name was changed to G/M Productions,
Inc. On December 4, 2003 the Company entered into an exchange agreement with Synreal Services Corp a publicly traded Nevada corporation. The exchange agreement resulted in the exchange of 1,769,231 newly is issued shares of Synreal common stock for all the outstanding shares of G/M Productions, Inc. In addition the shareholder of G/M Productions entered into a stock purchase agreement with the former officers and directors of Synreal whereby the shareholder acquired 1,000,000 shares of Synreal common stock. Synreal was a shell at the time of the acquisition and therefore the acquisition was treated as a reverse merger whereby the acquired company is treated as the acquiring company for accounting purposes. On December 9, 2003, the stockholders and directors of the Company passed two resolutions changing the Company's name to The Experiential Agency and authorizing a 13:1 forward stock split.

The consolidated financial statements include the accounts of The Experiential Agency, Nevada and G/M Productions, Inc., Illinois. All significant inter-company accounts and transactions have been eliminated in consolidation.

The Company is a comprehensive event marketing, design and production firm with full service offices in Chicago, New York and Los Angles.

CASH  AND  CASH  EQUIVALENTS
----------------------------

For purposes of the statement of cash flows, the Company considers all short-term debt securities to be cash equivalents.

Cash  paid  during  the  years  for:
                              2003               2002
     Interest               $41,467            $33,726
     Income  taxes          $   -0-           $    -0-

                     THE EXPERIENTIAL AGENCY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  -  CONTINUED
------------------------------------------------------------------------

PROPERTY  AND  EQUIPMENT
------------------------

Property and equipment are carried at cost. Maintenance, repairs and renewals are expenses as incurred. Depreciation of property and equipment is provided for on 200% declining balance basis over their estimated useful lives as follows:

     Equipment                         5  years
     Furniture  and  fixtures          5  years

INCOME  TAXES
-------------

Before December 4, 2003 the date of the share exchange with Synreal the Company had elected to be taxed under the provisions of Sub-chapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal or state corporation taxes on its taxable income. Instead, the shareholders are liable for individual federal and state income taxes on the Company's taxable income. There are no differences in accounting for tax and book. After December 4, 2003 the Company is taxed as a Sub-chapter C corporation under the Internal Revenue Code. The stub period from December 4, 2003 through December 31, 2003 posted a small loss and therefore there is no tax provision at December 31, 2003.

USE  OF  ESTIMATES
------------------

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE  2  -  NOTES  PAYABLE
--------------------------

On December 1, 2003 the Company renewed its Line of Credit agreement with a bank. The note is for $200,000, is due on demand, and if no demand is made the outstanding balance is due April 4, 2004. Interest varies at 0.5% over the Prime Rate as published in the Wall Street Journal. The rate at December 31, 2003 was 4.5% and the balance outstanding was $200,000. The loan is secured by the Company's principal executive as well as the Company's receivables. In addition, the bank has the right of offset in all of the Company's accounts with the lender.

                     THE EXPERIENTIAL AGENCY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003

NOTE  2  -  NOTES  PAYABLE  -  CONTINUED
----------------------------------------

On May 1, 2002, the Company entered into a loan agreement with a local bank for $417,000. The initial interest rate on the loan was 5.25% that varies at 0.5% over the Wall Street Journal Prime Rate. The rate at December 31, 2003 was 4.5%. The loan calls for 60 monthly payments of $7,933 including interest. The loan is secured by the Company's principal executive as well as the Company's receivables. In addition, the bank has the right of offset in all of the Company's accounts with the lender. The balance due at December 31, 2003 was $294,536.

Total  Long-Term  debt  at  December  31  is  as  follows:

                                  2003               2002
     Long-term  debt            $294,536           $373,517
     Less  Current  portion      (83,652)           (78,981)
                                 -------            -------
     Long-term  debt            $210,884           $294,536
                                 ========           =======

Maturities  on  long-term  debt  at  December  31,  2003  are  as  follows:

          Year  ending  December  31,

                             2004                $83,652
                             2005                 87,495
                             2006                 91,514
                             2007                 31,875
                             2008                    -0-

NOTE  3  -  EQUITY
------------------

COMMON  STOCK
-------------

The Company had 100,000,000 and 1,000 common shares authorized and 52,600,003 and 1,000 shares issued and outstanding at December 31, 2003 and 2002 respectively. The December 31, 2003 shares outstanding reflects a forward stock split of 13:1 authorized by the stockholders and directors in their meeting on December 9, 2003. Par value per share was $.001 per share at December 31, 2003. The shares outstanding at December 31, 2002 were no par value.

The earnings per share computations for both years reflect the 13:1 forward stock split.

                     THE EXPERIENTIAL AGENCY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003

NOTE  3  -  EQUITY  -  CONTINUED
--------------------------------

STOCK  SUBSCRIPTION  RECEIVABLE
-------------------------------

The exchange agreement with Synreal called for two subscription agreements to be executed by two entities for the purchase of 1,000,000 shares of the Company's common stock for $500,000. $250,000 was paid with the subscription agreements and the balance due in 35 days. The shares subscribed to are to be post-forward split shares. At December 31, 2003 $250,000 was outstanding under this subscription agreement.

NOTE  4  -  RELATED  PARTIES
----------------------------

The Company has from time to time made advances to its principal stockholder and Chief Executive Officer. The advances are unsecured, and bear no interest. The total outstanding under this informal arrangement was $319,129 and 292,728 at December 31, 2003 and 2002 respectively.

NOTE  5  -  COMMITMENTS
-----------------------

On February 1, 2001 the Company entered into a seven-year lease agreement for office space in Chicago. The lease terminates March 31, 2008. Lease payments are on a sliding scale as follows:

          Period                  Monthly  Rent
          Year  1                    $11,032
          Year  2                    $11,319
          Year  3                    $11,614
          Year  4                    $11,918
          Years  5  &  6             $12,231
          Year  7                    $12,886

The lease is secured by an irrevocable line of credit for $64,381, which expires March 31, 2004.

On August 20, 2003 the Company entered into a five-year lease agreement for shared office space in New York. The lease terminates August 1, 2008. The lease calls for monthly payments of $1,250 per month.

                     THE EXPERIENTIAL AGENCY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003

NOTE  5  -  COMMITMENTS  -  CONTINUED
-------------------------------------

On March 31, 2003 the Company entered into an equipment lease with a finance company. The lease is for 36 months with monthly payments of $145.

On April 1, 2003 the Company entered into an equipment lease with a finance company. The lease is for 60 months with monthly payments of $1,383.

On September 18, 2003 the Company entered into an equipment lease with a finance company. The lease is for 36 months with monthly payments of $117.

On October 1, 2003 the Company entered into an equipment lease with a finance company. The lease is for 36 months with monthly payments of $83.

On November 20, 2001 the Company entered into a vehicle lease with a finance company. The lease is for 39 months with monthly payments of $1,099.

On March 2, 2002 the Company entered into a vehicle lease with a finance company. The lease is for 24 months with monthly payments of $1,994.

On May 30, 2002 the Company entered into a vehicle lease with a finance company. The lease is for 36 months with monthly payments of $2,483.

Future  minimum  payments  due  under  these  lease  agreements  are as follows:

                          2004                 $224,520
                          2005                 $195,881
                          2006                 $180,489
                          2007                 $183,608
                          2008                 $ 65,993

(b)     Pro  Forma  Financial  Information

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for the The Experiential Agency, Inc. and Synreal Services, Inc.



THE EXPERIENTIAL AGENCY
PRO FORMA  CONSOLIDATED BALANCE SHEETS
September 30, 2003
                                                  The        Synreal
                                              Experiential  Services,
                                              Agency, Inc.    Inc.    Note   Eliminations    Consolidated
                     ASSETS
Current Assets
     Cash                                  $     211,226   $ 43,387         $           -   $     254,613
     Accounts receivable                         324,262          -                     -         324,262
     Officer's loans receivable                  297,978          -                     -         297,978
                                             --------------  ---------      --------------  --------------
       Total Current Assets                      833,466     43,387                     -         876,853

Fixed Assets
     Equipment                                    74,936          -                     -          74,936
     Furniture and fixtures                       48,978          -                     -          48,978
                                             --------------  ---------       --------------  --------------
                                                 123,914          -                     -         123,914
     Less accumulated depreciation              (117,690)         -                     -        (117,690)
                                             --------------  ---------       --------------  --------------
                                                   6,224          -                     -           6,224

Other Assets
     Investments                                       -          -     1,2             -               -
                                             --------------  ---------  ----  --------------  --------------

                                           $     839,690   $ 43,387         $           -   $     883,077
                                             ==============  =========        ==============  ==============

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable                      $     157,803   $      -         $           -         157,803
     Accrued payroll taxes                        82,695          -                     -          82,695
     Accrued payroll                              56,417          -                     -          56,417
     Line of credit                              200,000          -                     -         200,000
     Current portion of long term debt            86,433          -                     -          86,433
                                             --------------  ---------        --------------  --------------
       Total Current Liabilities                 583,348          -                     -         583,348

Long-term Debt
     Notes payable                               228,396          -                     -         228,396

Stockholders' Equity
     Common stock                                  1,000      2,200    1,2            769           3,969
     Additional paid in capital                        -     62,800      1           (769)         62,031
     Retained deficit                             26,946    (21,613)                    -           5,333
                                             --------------  ---------        --------------  --------------
                                                  27,946     43,387                     -          71,333
                                             --------------  ---------        --------------  --------------

                                           $     839,690   $ 43,387         $           -   $     883,077
                                             ==============  =========        ==============  ==============


Notes:
1 To record the purchase of The Experiential Agency, Inc. for 1,769,231 shares of Synreal Services, Inc. new common stock.
2 To eliminate the investment in The Experiential Agency, Inc. in consolidation.

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for the The Experiential Agency, Inc. and Synreal Services, Inc.

THE EXPERIENTIAL AGENCY
PRO FORMA CONSOLIDATED INCOME STATEMENT
For the Nine Months Ended September 30, 2003

                                  The           Synreal
                                Experiential   Services,
                                Agency, Inc.      Inc.   Eliminations    Consolidated
Revenues
     Sales                    $   3,936,253   $     -   $           -  $   3,936,253

Cost of goods sold
     Direct production costs      2,367,469         -               -      2,367,469
                              --------------  --------  -------------  --------------

Gross profit                      1,568,784         -               -      1,568,784

Adminstrative expense
     Adminstrative                1,415,428     2,932               -      1,418,360
                              --------------  --------  -------------  --------------

Income from operations              153,356    (2,932)              -        150,424

Other income and expenses
     Interest income                   (297)        -               -           (297)
     Other expenses                  22,105         -               -         22,105
                              --------------  --------  -------------  --------------
                                     21,808         -               -         21,808
                              --------------  --------  -------------  --------------

Net Income                    $     131,548   $(2,932)  $           -  $     128,616
                              ==============  ========  =============  ==============

(c)     Exhibits:

2.1     Exchange  Agreement(1)

3.1     Articles of Amendment (2)

(1) Filed as an exhibit to the Form 8-K filed on December 8, 2003.

(2) Filed as an exhibit to the Form 8-K filed on February 2, 2004.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Experiential Agency, Inc.

February 5, 2004

/s/ Frank Goldstin
--------------------------------------
Frank Goldstin
Chief Executive Officer